UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 21, 2012

WELLNESS CENTER USA, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

 (Address of Principal Executive Offices)

 _______________

(847) 925-1885

 (Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2012 the Company issued a press release announcing that it had entered into an Exchange Agreement to acquire Psoria-Shield Inc. (“PSI”), a Tampa, Florida-based developer and manufacturer of Ultra Violet (UV) phototherapy devices for the treatment of skin diseases.

Pursuant to the Exchange Agreement dated June 21, 2012, by and between the Company and certain PSI executive shareholders, the Company will acquire all of the issued and outstanding shares of stock in PSI for and in consideration of the issuance of 7,686,797 shares of common stock in the Company.  The Exchange Agreement contains customary representations, warranties, covenants and indemnities and is subject to customary closing conditions. The Exchange Agreement may be terminated by either party for specified reasons, including by either party if the closing does not occur on or before July 31, 2012.

The foregoing descriptions of the Exchange Agreement and Press Release do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement and Press Release, a copy of each of which is attached hereto as Exhibits 2.1 and 99.1, respectively, and which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated into this Item 3.02 by reference.   The shares of common stock in the Company that are expected to be issued in connection with the transactions contemplated by the Exchange Agreement will be issued in reliance upon the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D thereunder.   The Company will rely upon certain representations and warranties of the recipients, including their agreements with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

2.1

Exchange Agreement dated June 21, 2012 by and between Psoria-Shield Inc. and Wellness Center USA, Inc. *

99.1

Press Release of Wellness Center USA, Inc. dated June 21, 2012

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K.   The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.

Description

2.1

Exchange Agreement dated June 21, 2012 by and between Psoria-Shield Inc. and Wellness Center USA, Inc.

99.1

Press Release of Wellness Center USA, Inc. dated June 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: June 25, 2012	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer